Exhibit 10.42
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Fourth Amendment to Loan and Security Agreement (this “Amendment”) dated as of December 29, 2015 (the “Fourth Amendment Effective Date”), is by between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ROSETTA STONE LTD., a Virginia corporation (“Borrower”).
W I T N E S S E T H:
WHEREAS, Borrower and Bank are party to that certain Loan and Security Agreement dated as of October 28, 2014 as amended by a First Amendment to Loan and Security Agreement dated March 31, 2015, a Second Amendment to Loan and Security Agreement dated May 1, 2015 and a Third Amendment to Loan and Security Agreement dated June 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”); and
WHEREAS, Borrower has requested that Bank agree to modify and amend certain terms and conditions of the Loan Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2.
Amendment of Exhibits D and E to the Loan Agreement. Exhibit D and Exhibit E to the Loan Agreement are hereby deleted in their entireties and replaced by Exhibit D and Exhibit E attached to this Amendment.

3.	Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:
(a)This Amendment shall have been duly executed and delivered by the respective parties hereto. Bank shall have received a fully executed copy hereof.
(b)All necessary consents and approvals to this Amendment shall have been obtained by Borrower.
(c)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(d)Bank shall have received the fees costs and expenses required to be paid pursuant to Section 5 of this Amendment (including the reasonable and documented fees and disbursements of legal counsel required to be paid thereunder).

4.	Representations and Warranties. Borrower hereby represents and warrants to Bank as follows:
(a)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by Borrower, will be the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b)Its representations and warranties set forth in this Amendment, the Loan Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c)The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the performance of Borrower under the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of Borrower and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of Borrower or (B) constitute a violation by Borrower of any applicable material Requirement of Law.

Borrower acknowledges that Bank has acted in good faith and have conducted in a commercially reasonable manner their relationships with Borrower in connection with this Amendment and in connection with the other Loan Documents. Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

5.
Payment of Costs and Expenses Borrower shall pay to Bank an amendment fee equal to Twenty Thousand Dollars ($20,000), which fee shall be fully-earned and non-refundable as of the Fourth Amendment Effective Date. In addition, Borrower shall pay to Bank all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by Bank).

6.
Choice of Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Loan Agreement as amended by this Amendment shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of such Agent. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

7.
Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.	Effect on Loan Documents.
(a)The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Loan Agreement or of any Loan Documents or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Loan Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Borrower hereby ratifies and reaffirms its obligations under the Loan Agreement and the other Loan Documents to which it is a party and agrees that none of the amendments or modifications to the Loan Agreement set forth in this Amendment shall impair Borrower’s obligations under the Loan Documents or Bank’s rights under the Loan Documents. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to Bank on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Borrower acknowledges and agrees that the Loan Agreement and each other Loan Document is still in full force and effect and acknowledges as of the date hereof that Borrower has no defenses to enforcement of the Loan Documents. Borrower waives any and all defenses to enforcement of the Loan Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Loan Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
(b)To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
(c)This Amendment is a Loan Document.

9.
Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Bank pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Loan Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable. All references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Loan Agreement as amended hereby.

10.
Release. Borrower may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Loan Agreement or the other Loan Documents. Bank and Borrower desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus Borrower makes the releases contained in this Section 10. In consideration of Bank entering into this Amendment, Borrower hereby fully and unconditionally releases and forever discharges Bank and its directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalf (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Loans, the Obligations, the Loan Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”). Borrower represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omission of the Released Parties which on the date hereof would be the basis of a claim by Borrower against the Released Parties which is not released hereby. Borrower represents and warrants that the foregoing constitutes a full and complete release of all Claims.

11.
Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:
ROSETTA STONE LTD.
By:     /s/ Thomas M. Pierno
Name:     Thomas M. Pierno
Title:     Chief Financial Officer

BANK:
SILICON VALLEY BANK
By:     /s/ Jack Gaziano
Name:     Jack Gaziano
Title:     Managing Director

Acknowledged and Agreed:
GUARANTORS:

ROSETTA STONE INC.

By:     /s/ Thomas M. Pierno
Name:     Thomas M. Pierno
Title:     Chief Financial Officer

ROSETTA STONE HOLDINGS INC.

By:     /s/ Thomas M. Pierno
Name:     Thomas M. Pierno
Title:     Chief Financial Officer

ROSETTA STONE INTERNATIONAL INC.

By:     /s/ Thomas M. Pierno
Name:     Thomas M. Pierno
Title:     Chief Financial Officer

LIVEMOCHA LLC

By:    /s/ Bruce Ghrist
Name:     Bruce Ghrist
Title:     Manager

LEXIA LEARNING SYSTEMS LLC

By:    /s/ Bruce Ghrist
Name:     Bruce Ghrist
Title:     Manager

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM:

The undersigned authorized officer of Rosetta Stone Ltd. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):
(1) Each Credit party is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) each Credit Party and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Credit Party and each of its Subsidiaries has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by such Credit Party or Subsidiary except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against any Credit Party or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.
Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days for the first three quarters of each fiscal year	Yes No
Annual financial statement (CPA Audited) with Compliance Certificate	FYE within 90 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)
___________________________________________________________________________________________
___________________________________________________________________________________________

Financial Covenants			Complies

Achieve on a Quarterly Basis:
Minimum Quick Ratio	_____:1.0	_____:1.0	Yes No
Minimum EBITDA	_____:1.0	_____:1.0	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
Other Matters

Have there been any amendments of or other changes to the capitalization table of the Credit Parties and to the Operating Documents of any Credit Party or any of its Subsidiaries since the date of the most recently delivered Compliance Certificate? If yes, provide copies of any such amendments or changes with this Compliance Certificate to the extent not previously delivered to Bank.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ROSETTA STONE LTD. By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date: _________________________

Verified: ________________________
authorized signer
Date: _________________________

Compliance Status:Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.
Dated:    ____________________
I.    Quick Ratio (Section 6.8(a))
Required:

Fiscal Quarters Ending	Quick Ratio
December 31, 2014	1.00 to 1.00
March 31, 2015 and thereafter	1.25 to 1.00

Actual:

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Ultimate Parent and its consolidated Subsidiaries	$
B.	Aggregate value of the net billed accounts receivable of Ultimate Park and its consolidated Subsidiaries	$
C.	Aggregate value of the investments with maturities of fewer than 12 months of Ultimate Parent and its consolidated Subsidiaries	$
D.	Quick Assets (the sum of lines A through C)	$
E.	Aggregate value of Obligations to Bank	$
F.
Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Holdings’ consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year
$
G.	Deferred Revenue	$
H.	Current Liabilities (the sum of lines E and F, minus line G)	$
I.	Quick Ratio (line D divided by line H)
Is line H equal to or greater than ___:1:00?
  No, not in compliance                          Yes, in compliance
II.    ADJUSTED EBITDA (Section 6.8(b))
Required:

Fiscal Quarters Ending	Adjusted EBITDA

March 31, 2015	$4,000,000
June 30, 2015	$1,000,000
September 30, 2015	$7,000,000
December 31, 2015	$1
March 31, 2016	$5,000,000
June 30, 2016	$3,000,000
September 30, 2016	$7,000,000
December 31, 2016 and thereafter	$10,000,000

Actual (for the trailing four quarters):
1. Fiscal quarter most recently ended:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.Interest Expense	$
	2.Income tax benefit and expense	$
	3.Depreciation expense	$
	4.Amortization expense	$
	5.Stock-based compensation expense	$

6. Other non-operating expense (less other income) (as such amount is shown on the “Other income and (expense)”" line item below the operating income line in the Ultimate Parent's relevant income statement, determined in accordance with GAAP)
$
	7.Goodwill impairment	$
	8.Change in Deferred Revenue	$
	9.Impairments other than Goodwill	$
	10.Change in deferred commissions	$
	11.Items related to the litigation with Google Inc.	$

12.Restructuring and related wind down costs, consulting and other related costs associated with development and implementation of Borrower’s revised business strategy, severance costs and transaction and other costs associated with mergers and acquisitions
$
	13.Adjustments related to recording the non-cash tax valuation allowance for deferred tax assets.	$
	14.Interest income	$
	15. FX	$
	16.Total Line B: The sum of lines 1 through 9 minus lines 10 through 14 and plus or minus line 15	$
C.	ADJUSTED EBITDA (line A plus line B)	$
2. 1st fiscal quarter preceding the fiscal quarter most recently ended:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.Interest Expense	$
	2.Income tax benefit and expense	$
	3.Depreciation expense	$
	4.Amortization expense	$
	5.Stock-based compensation expense	$

6. Other non-operating expense (less other income) (as such amount is shown on the “Other income and (expense)”" line item below the operating income line in the Ultimate Parent's relevant income statement, determined in accordance with GAAP)
$
	7.Goodwill impairment	$
	8.Change in Deferred Revenue	$
	9.Impairments other than Goodwill	$
	10.Change in deferred commissions	$
	11.Items related to the litigation with Google Inc.	$

12.Restructuring and related wind down costs, consulting and other related costs associated with development and implementation of Borrower’s revised business strategy, severance costs and transaction and other costs associated with mergers and acquisitions
$
	13.Adjustments related to recording the non-cash tax valuation allowance for deferred tax assets.	$
	14.Interest income	$
	15. FX	$
	16.Total Line B: The sum of lines 1 through 9 minus lines 10 through 14 and plus or minus line 15	$
C.	ADJUSTED EBITDA (line A plus line B)	$

3. 2nd fiscal quarter prior preceding the fiscal quarter most recently ended:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.Interest Expense	$
	2.Income tax benefit and expense	$
	3.Depreciation expense	$
	4.Amortization expense	$
	5.Stock-based compensation expense	$

6. Other non-operating expense (less other income) (as such amount is shown on the “Other income and (expense)”" line item below the operating income line in the Ultimate Parent's relevant income statement, determined in accordance with GAAP)
$
	7.Goodwill impairment	$
	8.Change in Deferred Revenue	$
	9.Impairments other than Goodwill	$
	10.Change in deferred commissions	$
	11.Items related to the litigation with Google Inc.	$

12.Restructuring and related wind down costs, consulting and other related costs associated with development and implementation of Borrower’s revised business strategy, severance costs and transaction and other costs associated with mergers and acquisitions
$
	13.Adjustments related to recording the non-cash tax valuation allowance for deferred tax assets.	$
	14.Interest income	$
	15. FX	$
	16.Total Line B: The sum of lines 1 through 9 minus lines 10 through 14 and plus or minus line 15	$
C.	ADJUSTED EBITDA (line A plus line B)	$
4. 3rd fiscal quarter prior preceding the fiscal quarter most recently ended:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.Interest Expense	$
	2.Income tax benefit and expense	$
	3.Depreciation expense	$
	4.Amortization expense	$
	5.Stock-based compensation expense	$

6. Other non-operating expense (less other income) (as such amount is shown on the “Other income and (expense)”" line item below the operating income line in the Ultimate Parent's relevant income statement, determined in accordance with GAAP)
$
	7.Goodwill impairment	$
	8.Change in Deferred Revenue	$
	9.Impairments other than Goodwill	$
	10.Change in deferred commissions	$
	11.Items related to the litigation with Google Inc.	$

12.Restructuring and related wind down costs, consulting and other related costs associated with development and implementation of Borrower’s revised business strategy, severance costs and transaction and other costs associated with mergers and acquisitions
$
	13.Adjustments related to recording the non-cash tax valuation allowance for deferred tax assets.	$
	14.Interest income	$
	15. FX	$
	16.Total Line B: The sum of lines 1 through 9 minus lines 10 through 14 and plus or minus line 15	$
C.	ADJUSTED EBITDA (line A plus line B)	$

5.Trailing 4-quarter EBITDA (Sum of lines (1C, 2C, 3C and 4C ) $
Is line 5 equal to or greater than $____?
  No, not in compliance                          Yes, in compliance

EXHIBIT E
FINANCIAL COVENANTS

Achieve on a consolidated basis with respect to Ultimate Parent and its Subsidiaries:
(a)Quick Ratio. A ratio of Quick Assets to Current Liabilities, in each case, measured as at the last day of the fiscal quarters specified below, of at least the following:

Fiscal Quarters Ending	Quick Ratio
December 31, 2014	1.00 to 1.00
March 31, 2015 and thereafter	1.25 to 1.00
(b)Adjusted EBITDA. Adjusted EBITDA, measured as of the end of each fiscal quarter during the periods specified below for the trailing four quarters then ended, of at least the following:

Fiscal Quarters Ending	Adjusted EBITDA

March 31, 2015	$4,000,000
June 30, 2015	$1,000,000
September 30, 2015	$7,000,000
December 31, 2015	$1
March 31, 2016	$5,000,000
June 30, 2016	$3,000,000
September 30, 2016	$7,000,000
December 31, 2016 and thereafter	$10,000,000